UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Item 1. Report to Stockholders.

ANNUAL REPORT
Year Ended
March 31, 2007

Hodges Fund

April 6, 2007

Dear Shareholder:

We are pleased to report another year of solid performance for the Hodges Fund. The 12-month results reflect a strong first quarter, followed by some setbacks for fund holdings and the market as a whole in the summer and fall. However, we bounced back in the fourth quarter. It is worth noting that companies down the most midyear showed the strongest gains at year end. We feel this to be proof of our philosophy that picking good companies is good investing, even if the timing is sometimes slightly off.

Fund Performance (Average Annual Total Return),
Through March 31, 2007:

One year	9.36%
Three year	18.73%
Five year	18.74%
Ten year	12.35%
Since Inception (10/9/92)	13.32%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 811-0224. The Fund imposes a 2.00% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced. The Fund’s total expense ratio was 1.47% as of March 31, 2006.

We are also pleased to announce that the fund has been recognized with a Lipper Award* for the third consecutive year. Our latest award is “Best Multi-Cap Core Fund” for five-year, risk-adjusted performance among 445 funds in the category, for the period ended December 31, 2006. We also won the same award for the period ended December 31, 2005 out of 406 funds. The Fund has also won consecutive “Best Multi-Cap Core Fund” awards for three-year risk-adjusted performance among 595 multi-cap core funds for the period ended December 31, 2005 as well as for performance among 514 funds in the category for the period ending December 31, 2004.

We are frequently asked what the market is going to do next, especially during periods of volatility as in early 2007. The honest answer is we don’t know, it is virtually impossible to predict what the overall market is going to do.

Hodges Fund

But we do not buy and sell the market. We buy stock in companies that we believe will make money for the fund. And we continue to see some good values and good buys in the current market.

The fund has an advantage because of its flexibility. We consider companies of all sizes, in all sectors, and in all investment styles. We make our purchases when companies look attractive as investments.

We spend our time looking at companies rather than the market. Our ‘investment radar’ tracks approximately 900 companies at any one time and we own just over 100 in the portfolio. We put a lot of time and hard work into making sure we pick the right opportunities. As a result, on (03/31/07) of our top 25 holdings only two are trading lower than the purchase price.

The number one factor we look for in a company is pricing power which is the ability to maintain or increase the price charged to customers for goods and services. Companies and sectors with good pricing power tend to see profit margin expansion, and that is good for the stock. Earnings and earnings momentum are other important factors. We see continued opportunities in energy, hotels, construction, cement, steel, railroads and deep-sea drillers. Burlington Northern Santa Fe Corp. continues to be our top holding and we believe there could be more growth in railroads this year. On the other hand, although we are invested in select companies including Cisco Systems, Inc. and Apple Computer, Inc., we tend to avoid most technology and communications companies and other industries where the level of competition limits pricing power.

Thank you for your interest in the fund. We take our responsibility seriously and can assure you of our very best efforts. Feel free to contact us directly if we can address any of your specific questions or comments.

Sincerely,

Don W. Hodges	Craig D. Hodges
Co-portfolio Manager	Co-portfolio Manager

*
A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk-adjusted performance against its classification peers over a three, five or ten-year period, if applicable. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.

Hodges Fund

The above discussion is based on the opinions of Don Hodges and Craig Hodges and are subject to change. It is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security. Portfolio composition and company ownership are subject to daily change.

The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund. The fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The fund may also make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Must be preceded or accompanied by a prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommended to buy or sell any security. Please refer to the Schedule of Investments in this report for more complete information regarding the fund’s holdings.

Quasar Distributors, LLC, Distributor, (5/07)

Hodges Fund

SECTOR ALLOCATION At March 31, 2007 (Unaudited)

*	Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2007 (Unaudited)

As a shareholder of the Hodges Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/06 - 3/31/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them. Individual Retirement Accounts (“IRA”) that are held directly at the Fund will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRA maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00. To the extent the Fund

Hodges Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2007 (Unaudited) (Continued)

invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/06	Value 3/31/07	10/1/06 - 3/31/07*
Actual	$1,000	$1,145	$7.80
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.33

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.46% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Fund

Value of $10,000 vs S&P 400 Midcap Index, S&P 500 Index, Russell 2000 Index, Russell 3000 Index and Dow Jones Wilshire 4500 Index

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 1997, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

Average Annual Total Return as of March 31, 2007

		S&P 400	S&P 500	Russell	Russell	Dow Jones Wilshire
Period	Hodges Fund	Midcap Index	Index	2000 Index	3000 Index	4500 Index
1 year	9.36%	8.44%	11.83%	5.91%	11.34%	10.38%
5 years	18.74%	10.70%	6.27%	10.95%	7.25%	12.87%
10 years	12.35%	14.29%	8.20%	10.23%	5.04%	10.65%
Since Inception (10/9/92)	13.32%	14.73%	10.88%	12.02%	9.08%	12.14%

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 811-0224. An investment should not be made solely on returns. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days from the day shares were purchased.

The S&P 400 Midcap Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is a stock index consisting of the 3000 largest publicly listed U.S. companies, representing about 98% of the total capitalization of the entire U.S. stock market. The Dow Jones Wilshire 4500 Index measures the performance of all small and mid-cap stocks, constructed using the Dow Jones Wilshire 5000 securities, with the exception of the S&P 500 securities. The indices are unmanaged, and returns include reinvested dividends. One cannot directly invest in these indices.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2007

Shares		Value
COMMON STOCKS: 95.1%
Aerospace & Defense: 1.4%
70,000	The Boeing Co.	$6,223,700
125,000	KBR, Inc.*	2,543,750
		8,767,450
Air Freight & Logistics: 1.0%
55,000	FedEx Corp.	5,908,650
Airlines: 1.6%
60,000	Air France KLM - ADR	2,736,600
500,000	Southwest Airlines Co.	7,350,000
		10,086,600
Beverages: 0.8%
100,000	The Coca-Cola Co.	4,800,000
Biotechnology: 0.2%
342,600	Genitope Corp.*	1,421,790
Business Services: 0.0%
150,000	Skins, Inc.*	253,500
Capital Markets: 5.1%
51,000	Capital Southwest Corp.	7,837,170
300,000	The Charles
	Schwab Corp.	5,487,000
10,000	Franklin Resources, Inc.	1,208,300
102,400	Legg Mason, Inc.	9,647,104
135,000	Penson Worldwide, Inc.*	4,075,650
120,000	U.S. Global Investors,
	Inc. - Class A	3,091,200
		31,346,424
Chemicals: 0.7%
25,000	Potash Corp. of
	Saskatchewan, Inc.	3,998,250
Commercial Services & Supplies: 3.5%
404,485	A.T. Cross
	Co. - Class A*	3,559,468
95,000	Ennis, Inc.	2,542,200
140,100	Pre-Paid Legal
	Services, Inc.*	7,020,411
125,000	SAIC, Inc.*	2,165,000
140,000	Sotheby’s	6,227,200
		21,514,279
Communications Equipment: 1.9%
400,000	Cisco Systems, Inc.*	10,212,000
229,100	EFJ, Inc.*	1,223,394
		11,435,394
Computers & Peripherals: 1.6%
105,000	Apple Computer, Inc.*	9,755,550

Construction & Engineering: 0.4%
145,400	Sterling Construction
	Co., Inc.*	2,771,324

Construction Materials: 4.0%
75,000	Eagle Materials, Inc.	3,347,250
150,000	Texas Industries, Inc.	11,329,500
85,000	Vulcan Materials Co.	9,900,800
		24,577,550

Electric Utilities: 0.4%
100,000	El Paso Electric Co.*	2,635,000

Electrical Equipment: 0.2%
60,000	Encore Wire Corp.	1,519,200

Electronic Equipment & Instruments: 1.3%
100,000	LoJack Corp.*	1,898,000
566,000	Napco Security
	Systems, Inc.*	2,999,800
325,100	Wireless Ronin
	Technologies, Inc.*	2,890,139
		7,787,939

Energy Equipment & Services: 9.6%
15,000	Atwood Oceanics, Inc.*	880,350
30,000	Bolt Technology Corp.*	1,028,700
60,000	Diamond Offshore
	Drilling, Inc.	4,857,000
90,000	ENSCO
	International, Inc.	4,896,000
120,000	GlobalSantaFe Corp.	7,401,600
255,000	Halliburton Co.	8,093,700
125,000	Helmerich &
	Payne, Inc.	3,792,500
40,000	Noble Corp.	3,147,200
170,000	Schlumberger Ltd.	11,747,000
160,000	Transocean, Inc.*	13,072,000
		58,916,050

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2007 (Continued)

Shares		Value
COMMON STOCKS: 95.1% (Continued)
Food & Staples Retailing: 3.2%
140,000	Costco
	Wholesale Corp.	$7,537,600
300,400	PriceSmart, Inc.*	4,614,144
155,000	Wal-Mart Stores, Inc.	7,277,250
		19,428,994
Food Products: 2.8%
110,000	The Hershey Co.	6,012,600
463,600	Rocky Mountain
	Chocolate
	Factory, Inc.(2)	6,272,508
1,478	Tootsie Roll
	Industries, Inc.	44,303
101,875	Wm. Wrigley Jr. Co.	5,188,494
		17,517,905
Health Care Equipment & Supplies: 0.5%
50,000	Stryker Corp.	3,316,000

Health Care Providers & Services: 0.4%
50,400	Emergency Medical
	Services Corp. -
	Class A*	1,484,784
100,000	Service Corp.
	International	1,186,000
		2,670,784
Hotels, Restaurants & Leisure: 9.5%
260,000	CBRL Group, Inc.	12,038,000
110,000	Gaylord
	Entertainment Co.*	5,815,700
40,000	Home Inns & Hotels
	Management,
	Inc. - ADR*	1,453,600
470,000	Krispy Kreme
	Doughnuts, Inc.*	4,789,300
100,000	Life Time Fitness, Inc.*	5,141,000
950,000	Luby’s, Inc.*	9,281,500
200,000	Marriott International,
	Inc. - Class A	9,792,000
155,000	McDonald’s Corp.	6,982,750
100,000	Starbucks Corp.*	3,136,000
		58,429,850
Household Durables: 0.3%
55,000	Palm Harbor
	Homes, Inc.*	788,700
50,000	Tempur-Pedic
	International, Inc.	1,299,500
		2,088,200
Household Products: 1.3%
130,000	Procter & Gamble Co.	8,210,800

Industrial Conglomerates: 0.9%
150,000	General Electric Co.	5,304,000

Insurance: 1.0%
100,000	The Allstate Corp.	6,006,000

IT Services: 0.9%
300,000	Perot Systems Corp. -
	Class A*	5,361,000

Machinery: 4.6%
130,000	Caterpillar, Inc.	8,713,900
92,100	Hurco Cos., Inc.*	3,946,485
377,500	Trinity Industries, Inc.	15,824,800
		28,485,185
Media: 3.1%
350,000	Belo Corp. - Class A	6,534,500
245,000	The Walt Disney Co.	8,435,350
300,000	XM Satellite Radio
	Holdings, Inc. -
	Class A*	3,876,000
		18,845,850
Metals & Mining: 2.8%
400,000	Commercial Metals Co.	12,540,000
125,000	Northwest Pipe Co.*	4,978,750
		17,518,750
Multi-Utilities: 0.6%
150,000	Xcel Energy, Inc.	3,703,500

Oil, Gas & Consumable Fuels: 8.9%
200,000	Chesapeake
	Energy Corp.	6,176,000
170,000	ConocoPhillips	11,619,500

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2007 (Continued)

Shares		Value
COMMON STOCKS: 95.1% (Continued)
Oil, Gas & Consumable Fuels: 8.9% (Continued)
190,000	Devon Energy Corp.	$13,151,800
330,000	El Paso Corp.	4,775,100
150,000	EXCO Resources, Inc.*	2,487,000
120,000	Exxon Mobil Corp.	9,054,000
139,000	Linn Energy, LLC	4,728,780
100,000	Valero Group
	Holdings, LLC	2,775,000
		54,767,180

Personal Products: 0.1%
400,900	Female Health Co.*(1)	894,007

Pharmaceuticals: 1.0%
85,000	Johnson & Johnson	5,122,100
50,000	Pfizer, Inc.	1,263,000
		6,385,100

Printed Circuit Boards: 0.2%
115,300	Interphase Corp.*	1,286,748

Real Estate: 1.1%
200,000	Host Marriott Corp.	5,262,000
30,000	Tejon Ranch Co.*	1,419,000
		6,681,000

Road & Rail: 9.2%
245,000	Burlington Northern
	Santa Fe Corp.	19,705,350
170,000	Canadian National
	Railway Co.	7,503,800
185,000	Norfolk Southern Corp.	9,361,000
120,000	Union Pacific Corp.	12,186,000
190,000	YRC Worldwide, Inc.*	7,641,800
		56,397,950

Semiconductor & Semiconductor Equipment: 1.0%
25,000	Broadcom Corp. -
	Class A*	801,750
170,000	Texas Instruments, Inc.	5,117,000
		5,918,750

Software: 0.9%
207,075	Intrusion, Inc.*	107,679
200,000	Microsoft Corp.	5,574,000
		5,681,679

Specialty Retail: 4.9%
275,000	Chico’s FAS, Inc.*	6,718,250
265,000	The Home Depot, Inc.	9,736,100
160,000	Jos A. Bank
	Clothiers, Inc.*	5,656,000
180,000	Tiffany & Co.	8,186,400
		30,296,750

Textiles, Apparel & Luxury Goods: 1.3%
531,600	Alpha Pro Tech, Ltd.*	1,701,120
70,000	Crocs, Inc.*	3,307,500
110,000	Fossil, Inc.*	2,911,700
		7,920,320

Thrifts & Mortgage Finance: 0.1%
53,754	Pulaski Financial Corp.	838,562

Wireless Telecommunication Services: 0.2%
30,000	China Mobile
	Ltd. - ADR	1,345,500

Wood Household Furniture, Upholstered: 0.6%
291,600	U.S. Home
	Systems, Inc.*	3,717,900

TOTAL COMMON STOCKS
(Cost $508,574,282)		586,513,214

PARTNERSHIPS & TRUSTS: 2.7%
125,000	Mesabi Trust	2,937,500
10,000	streetTRACKS
	Gold Trust*	657,400
55,000	Texas Pacific Land Trust	13,337,500

		16,932,400

TOTAL PARTNERSHIPS & TRUSTS
(Cost $10,163,091)		16,932,400

Contracts
CALL OPTIONS PURCHASED: 0.5%
500	Crocs, Inc.
	Expiration: September
	2007, Exercise
	Price: $40.00	517,500
500	Encore Wire Corp.
	Expiration: May 2007,
	Exercise Price: $20.00	270,000

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2007 (Continued)

Contracts		Value
CALL OPTIONS PURCHASED: 0.5% (Continued)
500	Encore Wire Corp.
	Expiration: August
	2007, Exercise
	Price: $17.50	$397,500
500	Toyota Motor Corp.
	Expiration: April
	2007, Exercise
	Price: $105.00	1,170,000
1,000	Whole Foods
	Market, Inc.
	Expiration: May 2007,
	Exercise Price: $40.00	580,000
		2,935,000

TOTAL CALL OPTIONS PURCHASED
(Cost $3,393,040)		2,935,000

Shares		Value
SHORT-TERM INVESTMENT: 1.8%
10,860,146	Federated Cash
	Trust - Treasury
	Cash Series II	10,860,146

TOTAL SHORT-TERM INVESTMENT
(Cost $10,860,146)		10,860,146
TOTAL INVESTMENTS
IN SECURITIES: 100.1%
(Cost $532,990,559)		617,240,760
Liabilities in Excess
of Other Assets: (0.1)%		(295,318)
TOTAL NET
ASSETS: 100.0%		$616,945,442

*	Non-income producing security.
ADR American Depository Receipt.
(1)	Security is considered illiquid. As of March 31, 2007, the value of the investments was $894,007 or 0.1% of total net assets. See Note 2 in Notes to Financial Statements.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note 6 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2007

ASSETS
Investments in securities of unaffiliated issuers,
at value (cost $527,115,954)	$610,968,252
Investments in securities of affiliated issuers,
(cost $5,874,605) (Note 6)	6,272,508
Total investments,
at value (cost $532,990,559) (Note 2)	617,240,760
Cash	26,277
Receivables:
Investment securities sold	3,146,496
Fund shares sold	2,316,982
Dividends and interest	505,342
Prepaid expenses	18,139
Total assets	623,253,996

LIABILITIES
Payables:
Investment securities purchased	4,354,179
Fund shares redeemed	919,753
Investment advisory fees	431,212
Administration fees	38,366
Custody fees	21,640
Distribution fees	361,371
Fund accounting fees	14,850
Transfer agent fees	105,824
Chief compliance officer fees	834
Other accrued expenses	60,525
Total liabilities	6,308,554
NET ASSETS	$616,945,442
Net asset value, offering price and redemption price per share
($616,945,442/22,875,524 shares outstanding; unlimited
number of shares authorized without par value)	$26.97

COMPONENTS OF NET ASSETS
Paid-in capital	$515,892,805
Undistributed net investment income	397,248
Accumulated net realized gain
on investments and options	16,405,188
Net unrealized appreciation on investments	84,250,201
Net assets	$616,945,442

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2007

INVESTMENT INCOME
Dividends from unaffiliated investments
(net of $19,227 foreign withholding tax)	$5,793,731
Dividends from affiliated investments	154,512
Interest	693,679
Total investment income	6,641,922

EXPENSES (Note 3)
Investment advisory fees	4,617,883
Distribution fees	1,358,201
Transfer agent fees	785,157
Administration fees	421,640
Registration fees	131,787
Custody fees	130,337
Reports to shareholders	95,457
Fund accounting fees	92,292
Trustee fees	34,394
Miscellaneous expense	23,849
Audit fees	21,916
Insurance expense	12,211
Legal fees	9,284
Chief compliance officer fees	5,667
Total expenses	7,740,075
Net investment loss	(1,098,153)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain on investments from unaffiliated issuers	30,270,132
Net realized loss on investments on affiliated investments	(45,805)
Net realized loss on options written	(239,511)
Change in net unrealized appreciation on investments	15,579,798
Net realized and unrealized gain
on investments and options	45,564,614
Net increase in net assets
resulting from operations	$44,466,461

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2007	March 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,098,153)	$(806,387)
Net realized gain on
unaffiliated investments	30,270,132	16,185,704
Net realized loss on
affiliated investments	(45,805)	—
Net realized loss on options written	(239,511)	(67,515)
Change in net unrealized appreciation
on investments and options	15,579,798	45,767,709
Net increase in net assets
resulting from operations	44,466,461	61,079,511

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(20,478,714)	(8,238,291)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a) (b)	107,264,440	334,970,455
Total increase in net assets	131,252,187	387,811,675

NET ASSETS
Beginning of year	485,693,255	97,881,580
End of year	$616,945,442	$485,693,255
Undistributed net investment
income	$397,248	$112,098

(a) Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2007		March 31, 2006
	Shares	Value	Shares	Value
Shares sold	13,617,072	$346,873,000	15,434,664	$365,408,447
Shares issued
in reinvestment of distributions	769,216	19,815,004	357,721	7,916,361
Shares redeemed (b)	(10,455,748)	(259,423,564)	(1,668,565)	(38,354,353)
Net increase	3,930,540	$107,264,440	14,123,820	$334,970,455

(b) Net of redemption fees of $326,742 and $143,089, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2007	2006	2005	2004	2003
Net asset value,
beginning of year	$25.64	$20.30	$17.52	$8.53	$12.43

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss	(0.05)	(0.04)	(0.12)	(0.16)	(0.17)
Net realized and
unrealized gain (loss)
on investments	2.39	6.28	3.01	9.15	(3.73)
Total from investment
operations	2.34	6.24	2.89	8.99	(3.90)

LESS DISTRIBUTIONS:
From net
realized gain	(1.02)	(0.90)	(0.11)	—	—
Paid-in capital from
redemption fees
(Note 2)	0.01	0.00 *	0.00 *	0.00 *	—
Net asset value,
end of year	$26.97	$25.64	$20.30	$17.52	$8.53
Total return	9.36%	31.42%	16.52%	105.39%	(31.38)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$616.9	$485.7	$97.9	$48.0	$15.2
Ratio of expenses to
average net assets	1.42%	1.47%	1.68%	1.75%	1.96%
Ratio of net
investment loss to
average net assets	(0.20)%	(0.39)%	(0.94)%	(1.43)%	(1.62)%
Portfolio
turnover rate	62%	51%	46%	93%	104%

*Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007

NOTE 1 – ORGANIZATION

Hodges Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Fund commenced operations on October 9, 1992.

The investment objective of the Fund is long-term capital appreciation. The Fund primarily invests in common stocks of domestic companies of any market capitalization, from larger well-established companies to smaller, emerging growth companies.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2007, the Fund did not hold fair valued securities.

Hodges Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the mean of the quoted bid and asked prices. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the mean of the quoted bid and asked prices.

B.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a first in, first out basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Options Contracts. The Fund may purchase call options on securities and indices. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until

Hodges Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire. If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. The Fund may write (sell) call options on securities and indices. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. The Fund, as writers of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The activity in options written during the year ended March 31, 2007, is as follows:

	Contracts	Premiums Received
Options outstanding, beginning of year	—	$—
Options written	900	348,739
Options exercised	—	—
Options expired	—	—
Options closed	(900)	(348,739)
Options outstanding, end of year	—	$—

F.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including

Hodges Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

H.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. The Fund intends to invest no more than 15% of its net assets in illiquid securities.

At March 31, 2007, the Fund had investments in illiquid securities with a total value of $894,007 or 0.1% of total net assets.

Information concerning illiquid securities is as follows:

	Shares	Dates Acquired	Cost Basis
Female Health Co.	400,900	7/02-12/05	$766,135

I.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not

Hodges Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC granted a six-month delay in the required implementation of FIN 48 for mutual funds. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS 157, and its impact on the financial statements has not yet been determined.

K.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2007, the Fund decreased accumulated net investment loss by $1,383,303 and decreased accumulated net realized gain on investments and options by $1,383,303.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hodges Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund. For the year ended March 31, 2007, the Fund incurred $4,617,883 in advisory fees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The

Hodges Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the year ended March 31, 2007, the Administrator received a monthly fee at the following annual rates:

First $50 million	0.20% of average daily net assets
Next $50 million	0.15% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

Effective April 1, 2007, the Administrator receives a monthly fee at the following annual rates:

First $50 million	0.15% of average daily net assets
Next $50 million	0.12% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the year ended March 31, 2007, the Fund incurred $421,640 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended March 31, 2007, the Fund was allocated $5,667 of the Trust’s Chief Compliance Officer fee.

First Dallas Securities, Inc. (“FDS”) served as the Fund’s principal underwriter for the period ended June 30, 2006. FDS is an affiliate of the Advisor. Effective July 1, 2006, Quasar Distributors, LLC, (“Quasar”) was named as principal underwriter for shares of the Fund in a continuous public offering of each Fund’s shares. Quasar is an affiliate of the Administrator. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to FDS/Quasar at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to FDS/Quasar as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. For the year ended March 31, 2007, the Fund incurred $1,358,201 in distribution fees in which $328,043 was paid to FDS and $1,030,158 to Quasar.

Hodges Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

For the year ended March 31, 2007, FDS received $590,765 in brokerage commissions with respect to the Fund’s portfolio transactions.

U.S. Bank, N.A. serves as the Funds’ custodian (the “Custodian”). The Custodian is an affiliate of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended March 31, 2007, were $455,123,293 and $324,391,696, respectively.

There were no purchases or sales of U.S. Government obligations for the year ended March 31, 2007.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended March 31, 2007 and 2006 for the Fund was as follows:

	2007	2006
Distributions paid from:
Long-term capital gain	$19,409,277	$8,238,291
Ordinary income	1,069,437	—

The Fund designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended March 31, 2007.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$534,347,597
Gross tax unrealized appreciation	94,277,569
Gross tax unrealized depreciation	(11,384,406)
Net tax unrealized appreciation	$82,893,163
Undistributed ordinary income	12,288,806
Undistributed long-term capital gain	5,875,091
Total distributable earnings	$18,163,897
Other accumulated gains/(losses)	(4,423)
Total accumulated earnings	$101,052,637

Hodges Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, limited partnership income, and grantor trust distributions.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund. As of March 31, 2007, the market value of all securities of affiliated companies held in the Fund amounted to $6,272,508, representing 1.0% of net assets. For the year ended March 31, 2007, the Fund had the following transactions with affiliated companies:

	Share			Share
	Balance			Balance
	March			March			Value
	31,			31,	Realized	Dividend	March	Acquisition
	2006	Purchases	Sales	2007	Loss	Income	31, 2007	Cost
Rocky
Mountain
Chocolate
Factory, Inc.	264,100	210,300	10,800	463,600	$(45,805)	$193,063	$6,272,508	$5,874,605

Hodges Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Hodges Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of Hodges Fund, a series of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hodges Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 18, 2007

Hodges Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number
of Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During Past	Overseen by	Directorships
and Age	Trust(1)	Time Served	Five Years	Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon Industries,	1	Allegiant
(born 1943)	and	Term;	Inc. (administrative,		Funds.
2020 E. Financial Way	Trustee	Since	management and business
Suite 100		May 1991.	consulting); formerly,
Glendora, CA 91741			Chief Operating Officer,
Integrated Asset
Management (investment
advisor and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).
Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
2020 E. Financial Way		Since	Officer, Rockefeller Trust		The
Suite 100		May 1991.	Co., prior thereto Senior		University
Glendora, CA 91741			Vice President; formerly,		of Virginia
			Senior Vice President,		Law School
			Norton Simon, Inc.		Foundation.
Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures,	1	None.
(born 1938)		Term;	LLC, (Vacation Services),
2020 E. Financial Way		Since	formerly, President and
Suite 100		May 1991.	Founder, National Investor
Glendora, CA 91741			Data Services, Inc.
(investment related
computer software).

Hodges Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number
of Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During Past	Overseen by	Directorships
and Age	Trust(1)	Time Served	Five Years	Trustees	Held
Steven J. Paggioli	Trustee	Indefinite	Consultant since July	1	Trustee,
(born 1950)		Term;	2001; formerly, Executive		Managers
2020 E. Financial Way		Since	Vice President, Investment		Funds;
Suite 100		May 1991.	Company Administration,		Trustee,
Glendora, CA 91741			LLC (“ICA”) (mutual fund		Managers
			administrator).		AMG Funds.
Officers of the Trust
Robert M. Slotky	President	Indefinite	Vice President, U.S.	1	Not
(born 1947)		Term; Since	Bancorp Fund Services,		Applicable.
2020 E. Financial Way		August 2002.	LLC since July 2001;
Suite 100	Chief	Indefinite	formerly, Senior Vice
Glendora, CA 91741	Compliance	Term; Since	President, ICA (May
	Officer	September	1997-July 2001).
2004
	Anti-	Indefinite
	Money	Term; Since
	Laundering	December
	Officer	2005
Eric W. Falkeis	Treasurer	Indefinite	Chief Financial Officer,	1	Not
(born 1973)		Term;	U.S. Bancorp Fund Services,		Applicable.
615 East Michigan St.		Since	LLC, since April 2006; Vice
Milwaukee, WI 53202		August 2002.	President, U.S. Bancorp
Fund Services, LLC since
1997; formerly, Chief
Financial Officer, Quasar
Distributors, LLC
(2000-2003).
Angela L. Pingel	Secretary	Indefinite	Counsel, U.S. Bancorp	1	Not
(born 1971)		Term;	Fund Services LLC since		Applicable.
615 East Michigan St.		Since	2004; formerly, Associate,
Milwaukee, WI 53202		December	Krukowski & Costello,
		2005.	S.C., (2002-2004); formerly,
Vice President - Investment
Operations, Heartland
Advisors, Inc. (1994-2002).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Hodges Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224 and on the Fund’s website at www.hodgesfund.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 811-0224. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is posted on its website at www.hodgesfund.com within ten business days after calendar quarter end along with its weekly Top 25 Holdings.

FEDERAL TAX INFORMATION (Unaudited)

The Fund designates 44% of its ordinary income distribution for the year ended March 31, 2007 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended March 31, 2007, 41% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

(This Page Intentionally Left Blank.)

Advisor
HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue
Dallas, TX 75201
(888) 998-3993

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 811-0224

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

Hodges Fund
Symbol - HDPMX
CUSIP - 742935109

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2007	FYE 3/31/2006
Audit Fees	$19,000	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2007	FYE 3/31/2006
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

 (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

 (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  June 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  June 7, 2007

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  June 5, 2007

* Print the name and title of each signing officer under his or her signature.